SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2008

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11210 Equity Drive Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 849-6451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Effective January 1, 2008, NATCO Group Inc. realigned its business segments into three segments: Integrated Engineered Solutions, Standard & Traditional Equipment and Automation & Controls. This Form 8-K presents our 2006 and 2007 segment-level financial information that has been reclassified to reflect the realigned business segments. This realignment has no impact on NATCO’s previously reported historical consolidated net revenues, gross profit (loss), income (loss) from continuing operations, net income (loss) or earnings (loss) per share.

Item 2.02	Results of Operation and Financial Condition

The information in this Form 8-K that is furnished under Item 2.02. Results of Operations and Financial Condition and Exhibit 99.1 to this report shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Effective January 1, 2008, we realigned our financial segment reporting by consolidating all of our global built-to-order business and related activities, formerly reported in our Gas Technologies segment and, in part, in our Oil & Water Technologies segment, into a single financial reporting segment. Activities related to the sale of standard and traditional equipment and aftermarket parts sales and services, formerly reported as part of the Oil & Water Technologies segment, will be reported as a standalone segment. Our Automation & Controls segment remains unchanged. As a result of these changes, we will report our first quarter of 2008 financial results based on the following defined segments:

•

Integrated Engineered Solutions: consisting of sales and related activities associated with all built-to-order projects delivered to global markets including oil, water and gas technologies as well as the Company’s West Texas CO2 processing facility.

•

Standard & Traditional: consisting of sales and related activities associated with the sale of standard and traditional equipment, as well as aftermarket parts sales and services both in the US and other areas of the world.

•	Automation & Controls: consisting of sales and related activities associated with the sale of control panels, packaged automation systems and field services.

This Form 8-K is being filed in order to assist investors in making accurate comparisons of our historical segment financial information with future segment financial information. Reclassifications have been made to previously reported quarterly and annual segment financial information for 2006 and 2007 to conform to the realigned business structure. Upon filing this report, we will post on the Investor Relations page of our website, www.natcogroup.com, the Adjusted Unaudited Segment Information attached to this filing as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1	Adjusted Unaudited Segment Information tables for the four quarters and full years of 2006 and 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2008

NATCO Group Inc.

By:	/s/ Bradley P. Farnsworth
Bradley P. Farnsworth
Senior VP and Chief Financial Officer